INDEPENDENCE PLUS

Supplement Dated August 31, 2001

to

Prospectus and Statement of Additional Information

Dated May 1, 2001

This supplement supersedes all previous supplements.

On May 11, 2001, American General Corporation ("AGC"), the parent of The Variable Annuity Life Insurance Company and The Variable Annuity Marketing Company, respectively the investment adviser and underwriter to Independence Plus, agreed to be acquired by American International Group, Inc. ("AIG"). On August 15, 2001, the shareholders of American General Corporation voted to approve the transaction, and on August 29, 2001, the transaction was completed. As a result, AGC is now a wholly-owned subsidiary of AIG.

Note: Privacy notice is included at the back of the prospectus